AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 13, 1999

                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 3)

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_|  Preliminary proxy statement

                                        |_| Confidential, For Use of the Com-
                                            mission Only (as permitted by
                                            Rule 14a-6(e)(2))

|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                                 Same as above

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.

   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
   (5) Total fee paid:
-------------------------------------------------------------------------------
   |_| Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:
-------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:
-------------------------------------------------------------------------------
   (3) Filing Party:
-------------------------------------------------------------------------------
   (4) Date Filed:
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

        --------------------------------------------------------------

                          NOTICE: YOUR VOTE IS NEEDED

                        SPECIAL MEETING OF STOCKHOLDERS
                       ADJOURNED UNTIL SEPTEMBER 1, 1999

        --------------------------------------------------------------

                                                               AUGUST 11, 1999

Dear Stockholder:

         The Special Meeting of Stockholders of Merrill Lynch Technology Fund, Inc. originally scheduled for August 11, 1999, has been adjourned to SEPTEMBER 1, 1999 in order to give Stockholders additional time to vote. Currently, out of all of Technology Fund Stockholders who have voted, an overwhelming number have voted in favor of the proposal (over 90%). However, we still need additional votes to allow the Technology Fund's Board of Directors to implement the planned reorganization, which they believe is in the best interest of stockholders. After several attempts to contact you, the Fund's records indicate that we have not yet received voting instructions from you.

For your convenience, we have established three easy methods by which to register your vote:

         1.  BY PHONE:     Please call Shareholder Communications Corporation
                           toll free at 1-800-645-4519. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2. BY FAX:        Fax your signed proxy ballot anytime to
                           1-800-733-1885.

         3. BY MAIL:       Return your executed proxy in the enclosed postage
                           paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by September 1, 1999.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

Thank you for your prompt attention.


                                                                           REG

[GRAPHIC OMITTED]


                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

        --------------------------------------------------------------

                          NOTICE: YOUR VOTE IS NEEDED

                        SPECIAL MEETING OF STOCKHOLDERS
                       ADJOURNED UNTIL SEPTEMBER 1, 1999

        --------------------------------------------------------------

                                                               AUGUST 11, 1999

Dear Stockholder:

         The Special Meeting of Stockholders of Merrill Lynch Technology Fund, Inc. originally scheduled for August 11, 1999, has been adjourned to SEPTEMBER 1, 1999 in order to give Stockholders additional time to vote. Currently, out of all of Technology Fund Stockholders who have voted, an overwhelming number have voted in favor of the proposal (over 90%). However, we still need additional votes to allow the Technology Fund's Board of Directors to implement the planned reorganization, which they believe is in the best interest of stockholders. After several attempts to contact you, the Fund's records indicate that we have not yet received voting instructions from you.

For your convenience, we have established three easy methods by which to register your vote:

         1. BY TOUCH-TONE: Please refer to the "800" number printed on your voting instruction form.

         2. BY INTERNET:   Visit www.proxyvote.com. Once there, enter the
                           12-digit control number located on your proxy card.

         3. BY MAIL:       Return your executed proxy in the enclosed postage
                           paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by September 1, 1999.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

Thank you for your prompt attention.

                                                                           OBO


                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

        --------------------------------------------------------------

                          NOTICE: YOUR VOTE IS NEEDED

                        SPECIAL MEETING OF STOCKHOLDERS
                       ADJOURNED UNTIL SEPTEMBER 1, 1999

        --------------------------------------------------------------

                                                               AUGUST 11, 1999

Dear Stockholder:

         The Special Meeting of Stockholders of Merrill Lynch Technology Fund, Inc. originally scheduled for August 11, 1999, has been adjourned to SEPTEMBER 1, 1999 in order to give Stockholders additional time to vote. Currently, out of all of Technology Fund Stockholders who have voted, an overwhelming number have voted in favor of the proposal (over 90%). However, we still need additional votes to allow the Technology Fund's Board of Directors to implement the planned reorganization, which they believe is in the best interest of stockholders. After several attempts to contact you, the Fund's records indicate that we have not yet received voting instructions from you.

For your convenience, we have established three easy methods by which to register your vote:

         1.  BY PHONE:     Please call Shareholder Communications Corporation
                           toll free at 1-800-645-4519. Representatives are available to take your vote Monday through Friday.
                           between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2.  BY INTERNET:  Visit www.proxyvote.com. Once there, enter the
                           12-digit control number located on your proxy card.

         3.  BY MAIL:      Return your executed proxy in the enclosed postage
                           paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by September 1, 1999.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

Thank you for your prompt attention.


                                                                          NOBO